[Confidential treatment is being sought for certain portions of this Exhibit, as indicated by a "[*]" symbol and footnoted as "omitted pursuant to Rule 406." Such omitted portions have been filed with the Securities and Exchange Commission.]

                                                                   EXHIBIT 10.11

                      UVEST BROKERAGE SERVICES AGREEMENT

THIS AGREEMENT, made this 1st day of April, 1999 (the "Agreement"), by and between UVEST Financial Services Group, Inc. ("UVEST"), and Pacific Mercantile Bank, ("Financial Institution");

                               WITNESSETH THAT:

     WHEREAS, Financial Institution desires to make a broad range of securities brokerage services available to its customers; and

     WHEREAS, UVEST desires to provide Financial Institution's customers with such brokerage services.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1. SERVICES

          1.1 Services To Be Performed By UVEST

     (a) UVEST will accept, establish and maintain cash and/or margin accounts for customers of Financial Institution pursuant to the policies and guidelines established by UVEST and in accordance with all applicable laws, regulations, rules and procedures, including without limitation those of the Securities and Exchange Act of 1934, as amended, and the National Association of Securities Dealers, Inc.

     (b) UVEST will execute, clear and settle orders for accounts that have been accepted by UVEST (the "Accounts"), but only insofar as such orders are transmitted by the Account to UVEST. As used in this Agreement, the term "securities" includes stocks, bonds (US Treasury, Municipal and Corporate), mutual funds, unit investment trusts, and listed options, but does not include commodities.

     (c) UVEST shall make available to the Accounts toll-free telephone service and Internet access for placing orders and for customer service. That telephone service shall be staffed by personnel of UVEST who may identify the services provided as services of UVEST, a registered trademark of UVEST Financial Services Group, Inc.

     (d) UVEST will prepare, print and mail to each Account at its address of record on the books of UVEST confirmation information respecting the execution of each order for the Account. Each such confirmation will display the name of UVEST and the Clearing Agent.

     (e) UVEST will prepare, print and mail monthly statements to the Accounts at their address of record on the books of UVEST (or quarterly statements if no activity in an Account occurs during any quarter covered by such statement and there is a cash balance or securities position in such Account). No statements will be prepared for an account if there has been no activity and there is no cash balance or security position. Each statement will display the name of UVEST, the Clearing Agent and the Financial Institution.

     (f) UVEST will be responsible for the receipt of the customer securities, delivery of customer securities, making and receiving payment therefor and holding in custody and safekeeping all securities. UVEST shall also be responsible for the handling of margin accounts, the receipt of dividends, interest and other distributions, and the processing of exchange offers, rights offerings, tender offers, redemptions, proxy material, annual reports and other material distributed to shareholders generally. It shall be the responsibility of UVEST to comply with any and all prospectus delivery requirements with respect to Accounts that purchase securities requiring such delivery.

     (g) All Accounts shall be maintained as accounts of UVEST or of UVEST's designated Clearing Agent and UVEST will maintain books and records of all transactions executed by Accounts through it in accordance with applicable law.

     (h) UVEST, in its sole judgment, reserves the right to reject any Account or order thereof and to terminate any Account previously accepted by it as an Account, which right will not be unreasonably exercised.

     (i) UVEST shall be responsible for providing annual dividend and distribution information as contained in IRS Form 1087 and any other information required to be reported to Accounts by Federal, state or local tax laws, rules or regulations, but only with respect to events subsequent to the effective date of this Agreement.

     (j) All transactions in any Account are to be considered cash transactions until such time as UVEST has received and approved a duly and validly executed margin agreement. UVEST is responsible for the operation of such margin accounts in accordance with all-applicable laws, rules and regulations. UVEST shall have complete authority and control over the terms, conditions and operations of margin accounts and shall have the right, in its sole discretion, to modify the margin requirements of any account.

     (k) UVEST may delegate any or all of its duties under this Section to a clearing agent of its choice, which may, but is not required to be Pershing, a division of Donaldson, Lufkin & Jenrette Securities Corporation (the "Clearing Agent"). Pershing is the Clearing Agent on the date of this Agreement. UVEST shall promptly notify the Financial Institution, in writing, of any change to the Clearing Agent. That written notice shall constitute a representation and warranty by UVEST to Financial Institution that such new Clearing Agent has the facilities and holds all federal and state licenses and approvals required under applicable laws and regulations to act as a Clearing Agent with respect to the Accounts.

     (1) UVEST shall be responsible for managing the process whereby Financial Institution's customers' accounts are to be automatically debited or credited, as appropriate, for the settlement of executed securities orders.

          1.2 Activities to be Performed by Financial Institution

     (a) Financial Institution shall assist customers in completing UVEST's Brokerage Account Application and Customer Agreement when appropriate, and, as applicable, other required forms of UVEST and shall forward those completed applications to UVEST. Copies of UVEST's Brokerage Account Application and Customer Agreement will be provided to Financial Institution by UVEST. UVEST shall cause all such Brokerage Account Applications to contain the following legend:

"I/we have been advised and understand that securities are offered by UVEST
---------------------------------------------------------------------------
Investment Services, not by my financial institution, and that they are not
---------------------------------------------------------------------------
affiliated in any way. I/we have been advised and understand that securities
----------------------------------------------------------------------------
(stocks, bonds, mutual funds, unit investment trusts, and variable annuities)
-----------------------------------------------------------------------------
offered by UVEST Investment Services (1) are not deposits of this institution
-----------------------------------------------------------------------------
(2) are not insured or guaranteed by the Federal Deposit
--------------------------------------------------------

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

Insurance Corporation (FDIC), NCUA or any other government agency; (3) are not
------------------------------------------------------------------------------
obligations of, or guaranteed by my financial institution; or (4) involve
--------------------------------------------------------------------------
investment risks, including the potential loss of principal I am aware that
---------------------------------------------------------------------------
there are fees associated with the purchase or sales of mutual funds and/or
---------------------------------------------------------------------------
annuities."
------------

     (b) Financial Institution agrees to (i) review the information contained in each Brokerage account Application and Customer Agreement and (ii) use its reasonable to obtain from each customer and verify such documentation, agreements and information as deemed necessary.

     (c) Financial Institution shall cooperate with UVEST in effecting the automatic debit or credit of Financial Institution's customers' accounts, as appropriate, for settlement of securities orders.

          1.3 Activities to be Performed by Both Parties

     (a) UVEST and the Financial Institution shall undertake a marketing campaign, the scope of which shall be jointly agreed upon by both UVEST and the Financial Institution, to promote the brokerage services offered by UVEST to its customers.

     (b) Materials to be utilized in connection therewith will refer to UVEST and must be reviewed and approved by UVEST and Financial Institution prior to use.

     (c) Neither Financial Institution nor UVEST will make any investment recommendations and will not exercise any discretionary or other authority with respect to the Accounts.

     (d) Each party shall be responsible for compliance with federal and state laws and regulations applicable to it. Without limiting the generality of the foregoing, UVEST agrees that it will (i) perform its duties and responsibilities hereunder diligently and with due care, (ii) provide full and adequate supervision to all of its brokers and registered representatives and (iii) notify the Financial Institution, promptly in writing, of any disciplinary action that may be taken against it by the Securities Exchange Commission ("SEC") or the National Association of Securities Dealers, Inc. ("NASD")

     (e) Each party shall be responsible for the on-going training of personnel who will assist customers in completing the required forms of UVEST and in the policies and procedures of UVEST.

     (f) Financial Institution will be responsible for determining that no customer is a minor when such customer completes the UVEST Broker Account Application and Customer Agreement at Financial Institution. When a customer utilizes the Internet to establish an account, UVEST will be responsible for determining that no customer is a minor or subject to a disability under any law, rule or regulation.

2. CUSTOMER AND FINANCIAL INSTITUTION FEES

     (a) Schedule A attached hereto and incorporated herein by reference sets forth UVEST's present schedule of charges to Financial Institution's customers for orders placed via toll-free telephone service. Schedule B attached hereto and incorporated herein by reference sets forth UVEST's present schedule of charges to Financial Institution's customers for orders placed via the Internet. Such charges may be changed by UVEST from time to time, but in no event shall such charges be higher than UVEST's regular and customary charges for like services to like institutions.

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

     (b) Schedule C attached hereto and incorporated herein by reference sets forth UVEST's present schedule of charges to Financial Institution for development, usage and maintenance of a customized discount brokerage Internet site.

3. PAYOUT TO FINANCIAL INSTITUTION

     As compensation for its activities hereunder, UVEST shall pay to Financial Institution during the term of this Agreement, [*] per transaction, received by it via the Internet with respect to all orders executed for Accounts that were introduced to UVEST by Financial Institution. Amounts due to Financial Institution shall be payable within 15 days of the end of the month during which such commissions are received by UVEST.

4. MAINTENANCE OF BOOKS

     UVEST shall carry all Accounts as UVEST accounts in the name of the Financial Institution customer, with a notation on its books that such Accounts were introduced by Financial Institution. Inadvertent omission of such notations shall not be deemed to constitute a breach of this Agreement. UVEST shall, upon written request, give Financial Institution reasonable access during normal business hours to its books and records relating to Accounts that were introduced to UVEST by Financial Institution for the purpose of verifying fees payable under this Agreement.

5. INDEMNIFICATION

     5.1 UVEST shall indemnify and hold Financial Institution harmless against any losses, claims, damages, liabilities or expenses (which shall include, but not be limited to all costs of defense and investigation and all reasonable attorney's fees) to which Financial Institution may become subject, insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any of the following:

     (a) negligence or the willful misconduct of UVEST or its employees in providing the services contemplated hereunder;

     (b) the failure of UVEST to perform its obligations under this Agreement.

     f) the breach by UVEST of any representations and warranties made by it in or pursuant to this Agreement.

     5.2 Financial Institution shall indemnify and hold UVEST harmless against any losses, claims, damages, liabilities or expenses (which shall include, but not be limited to, all costs of defense and investigation and all reasonable attorney's fees), to which UVEST may become subject, insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any of the following:

     (a) the negligent or willful misconduct of Financial Institution or its employees in conjunction with its performance of its duties under this Agreement

     (b) failure of Financial Institution to perform its obligations under this Agreement.

     f) the breach by Financial Institution of any representations or warranties made by it in or pursuant to this agreement.

* Omitted pursuant to Rule 406.

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

     5.3 No liability for indemnification under Sections 5.1 or 5.2 shall arise unless the party making a claim under this section provides to the party against whom a claim is being made written notice of the commencement of any action within 10 days thereof. The failure of a party against whom such claim is made will not relieve the party against whom such claim is made from any liability which it may have otherwise than under this Section. If any such action is brought against any party, and it notifies the other party of the commencement thereof, the party against whom such claim is made will be entitled to defend or prosecute such action at its expense and through counsel of its own choosing. No settlement of any action against the party making a claim under this section shall be made without the consent of the party against whom such claim is made.

     5.4 The indemnification provisions in this Section shall remain operative and in full force and effect, regardless of the termination of this Agreement and shall survive any such termination.

6. REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS

     6.1 UVEST represents, warrants and covenants as follows:

     (a) UVEST is presently a member in good standing of the National Association of Securities Dealers, Inc.

     (b) UVEST is and during the term of this Agreement will remain duly licensed in good standing as a broker-dealer under applicable Federal and state laws and regulations.

     (c) UVEST has all the requisite authority, in conformity with all applicable laws and regulations, to enter into and perform the services contemplated by this Agreement.

     (d) UVEST is in compliance, and during the term of this Agreement will remain in compliance, with the capital and financial reporting requirements of
(i) the National Association of Securities Dealers, Inc., (ii) the Securities and Exchange Commission and (iii) every state in which it is licensed as a broker-dealer.

     (e) During the term of this Agreement and all times there after, UVEST shall keep confidential any information not otherwise generally available to the public which it may acquire as a result of this Agreement regarding the business and affairs of Financial Institution. UVEST shall treat the names of Account holders as confidential and shall not provide such names to third parties except as authorized in writing by Financial Institution or as required by applicable statutes, rules and regulations. Financial Institution acknowledges, however, that, after the termination of this Agreement, UVEST may use the names of customers to carry out broker-dealer functions for such customers.

     f) UVEST represents and warrants that all computer software and hardware used in the development, usage or maintenance of its customized discount brokerage Internet site and all computer software and hardware used in processing transactions in the Accounts over the Internet are Year 2000 compliant, which means that such software and hardware are designed to be used prior to, during, and after the calendar year 2000 AD, and that the software and hardware will operate during each of such time periods without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century.

    6.2 Financial Institution represents, warrants, and covenants as follows:

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

     (a) Financial Institution has all the requisite authority in conformity with all applicable laws and regulations to enter into this Agreement.

     (b) Financial Institution shall not generate and/or prepare any statements, billings or confirmations respecting any Account.

     (c) Financial Institution shall keep confidential any information not generally available to the public, which it may acquire as a result of this Agreement regarding the business, and affairs of UVEST, such requirement shall survive the life of this Agreement.

7. TERM - TERMINATION

     7.1 The initial term of this Agreement shall expire one year from the date hereof. After the initial term, this Agreement will be automatically renewed for additional one-year terms unless and until terminated by either party upon (90) days written notice of termination to the other party, such termination to be effective on the expiration of such (90) day period. Accordingly, the earliest date as of which this Agreement may be terminated by either party pursuant to this section 7.1 shall be the first anniversary of the date of this Agreement (provided written notice thereof has been given by either party to the other no later than the 90th day prior thereto). The account application and customer agreements that UVEST has with customers of the Financial Institution shall survive any termination of this Agreement, whether pursuant to this section 7.1 or other sections of this Agreement, and no termination of this Agreement shall relieve UVEST of its obligations to customers under such applications and agreements.

     7.2 During the term of this Agreement, Financial Institution will not offer or promote provision of the services contemplated by this Agreement through or by any broker, or similar provider, other than UVEST.

8. DEFAULT

     8.1 Notwithstanding any provision in this Agreement, the following events or occurrences shall constitute an Event or Default under this Agreement:

     (a) failure of either party to comply with the terms of this Agreement within fifteen days of written notice from the other party of such failure; or

     (b) if any representation or warranty made by either party herein shall be untrue in any material respect; or

     (c) a receiver, liquidator or trustee of either party, or of any substantial part of its property, is appointed by court order and such order remains in effect for more than 30 days; or either party is adjudicated bankrupt or insolvent; or a petition is filed against either party under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or any jurisdiction, whether now or hereafter in effect, and is not dismissed within 30 days after such filing; or

     (d) either party files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law; or

     (e) either party makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator for it, or for all or any substantial party of its property.

     Upon the occurrence of any such Event of Default, the non-defaulting party may, at its option, and without waiving any rights or remedies such party may have against the defaulting party, by notice to the defaulting party, declare that this Agreement shall be thereby terminated without penalty and such termination shall be effective as of the date such notice has been sent or communicated to the defaulting party.

9. REMEDIES CUMULATIVE

     The enumeration herein of specific remedies shall not be exclusive of any other remedies. Any delay or failure by any party to this Agreement to exercise any right, power, remedy or privilege herein contained, or now or hereafter existing under any applicable statute of law, shall not be construed to be a waiver of such right, power, remedy or privilege. No single, partial or other exercise of any such right, power, remedy or privilege shall preclude the further exercise thereof or the exercise of any other right, power, remedy or privilege.

10. MISCELLANEOUS

     10.1 Neither Financial Institution nor UVEST shall hold itself out as an agent of the other or any of the subsidiaries or the companies controlled directly or indirectly by or affiliated with the other.

     10.2 Neither Financial Institution nor UVEST shall, without having obtained the prior approval of the other, agree to place or place any advertisement in any newspaper, publication, periodical or any other media if such advertisement in any manner makes reference to the other and/or of the services embodied in this Agreement.

     10.3 This Agreement may be modified by a writing signed by both parties to this Agreement. Such modification shall not be deemed a cancellation of this Agreement.

     10.4 This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Agreement may not be assigned by either party without the prior consent of the other, except that an assignment by UVEST to a subsidiary or a company affiliated with it (in either case being a registered broker-dealer) and any assignment by Financial Institution to another Financial Institution with which it is affiliated shall be valid in the absence of consent. No assignment permitted to be made without the consent of the other party shall relieve the assigning party of its obligations hereunder and assigning party shall be liable for any breach of any covenants or duties or any representations or warranties of its assignee under this Agreement. The parties are independent contractors, do not intend to create, and are not creating any partnership or joint venture or employer or employee relationship between them. Except as to the extent expressly permitted elsewhere in this Agreement, neither party is authorized to bind the other party to any obligation or commitment whatsoever without the express prior written consent of such party.

     10.5 Neither party hereto shall use any service mark, trade name or trademark of the other party hereto without the prior written consent of the other. Each party shall have the exclusive right to any such name or mark developed by it in connection with the services performed by it under this Agreement.

     10.6 In the event of a dispute between the parties, such dispute shall be settled by arbitration in the county in which the Financial Institution's headquarters office is located, in accordance with the rules of the American Arbitration Association.

     10.7 The heading preceding the text, articles and sections hereof have been inserted for convenience and reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     10.8 If any provisions or conditions of this Agreement shall ultimately be held to be invalid or unenforceable by any court, or regulatory or self-regulatory agency or body, such invalidity or unenforceability shall attach only to such provision or condition. The validity of the remaining provisions and conditions shall not be affected thereby and this Agreement shall be carried out as if any such invalid or unenforceable provision or condition was not contained herein.

     10.9 For the purposes of any and all notices, consents, directions, approvals, requests or other communications required or permitted to be delivered hereunder, UVEST's address shall be 128 South Tryon Street, 13th Floor, Charlotte, NC, 28202, Attention: President; and Financial Institution's address shall be: 450 Newport Center Drive, Suite 100, Newport Beach, CA, 92660,
Attention: Raymond E. Dellerba, President & CEO. Notice shall be provided by registered or certified mail and either party may change its address for notice purposes as aforesaid.

     Made and executed as of the date set forth above.


UVEST Financial Services Group, Inc


                                 By:   illegible signature
                                     -------------------------------------------

                                 Title: President & COO
                                        ----------------------------------------

Pacific Mercantile Bank

                                 By: DANIEL L. ERICKSON   JOHN P. CRONIN
                                     -------------------------------------------

                                 Title: EVP/CFO           EVP/CTO
                                        ----------------------------------------